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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)   June 10, 1997
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                       Key Consumer Acceptance Corporation
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       333-12431                                        52-1995940
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(Commission File Number)                    (I.R.S. Employer Identification No.)

Public Square, Cleveland, Ohio        44114-1306
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(Address of Principal Executive Offices)                          (Zip Code)

                                 (216) 689-6300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
--------          --------------------

1.1 Underwriting Agreement among Key Consumer Acceptance Corporation, AutoFinance Group, Inc., and Credit Suisse First Boston Corporation, as the representative of the underwriters, dated as of June 13, 1997.

4.1 Indenture between AFG Receivables Trust 1997-A, and Bankers Trust Company, as indenture trustee, dated as of June 20, 1997.

4.2 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of June 20, 1997.

99.1 Sale and Servicing Agreement among AFG Receivables Trust 1997-A, Key Consumer Acceptance Corporation, as seller, Key Bank, USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of June 20, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         KEY CONSUMER ACCEPTANCE CORPORATION
                                                    (Registrant)

Dated: July   9, 1997                   By: /s/ CRAIG T. PLATT
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                                        Name: Craig T. Platt
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                                        Title: President and Chief Executive
                                              ---------------------------------
                                               Officer
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                                INDEX TO EXHIBITS

EXHIBIT
  No.             Document Description
-------           --------------------

1.1 Underwriting Agreement among Key Consumer Acceptance Corporation, AutoFinance Group, Inc., and Credit Suisse First Boston Corporation, as the representative of the underwriters, dated as of June 13, 1997.

4.1 Indenture between AFG Receivables Trust 1997-A, and Bankers Trust Company, as indenture trustee, dated as of June 20, 1997.

4.2 Amended and Restated Trust Agreement between Key Consumer Acceptance Corporation and Chase Manhattan Bank Delaware, as owner trustee, dated as of June 20, 1997.

99.1 Sale and Servicing Agreement among AFG Receivables Trust 1997-A, Key Consumer Acceptance Corporation, as seller, Key Bank, USA, National Association, as servicer, and Bankers Trust Company, as indenture trustee, dated as of June 20, 1997.



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